Exhibit 10.59

CONFIDENTIAL TREATMENT REQUESTED UNDER

17 C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 240.24b-2.

[*****] INDICATES OMITTED MATERIAL THAT IS THE

SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

RESTRICTED

Procter & Gamble Pharmaceuticals, S.A.R.L

Route de Saint Georges 47

1213 Petit-Lancy 1

Geneva, Switzerland

September 11, 2006

OSG Norwich Pharmaceuticals, Inc.

Attention: Christopher R. Calhoun, President

6826 State Highway 12

Norwich, NY 13815

Subject:	Amendment to the Contract Manufacturing Services Agreement between Procter & Gamble Pharmaceuticals, S.A.R.L. (“P&G”) and OSG Norwich Pharmaceuticals, Inc. (“OSGP”), executed on 30 January 2006.

Dear Mr. Calhoun:

This letter will serve to amend the above referenced Agreement. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement. Except as amended hereby, the Agreement shall remain unchanged and in full force and effect.

The Contract Manufacturing Services Agreement (“CMSA”) and subsequent amendments shall be amended as follows:

1. Replace Sections 11.1, 12.1, 12.2, and 34 in their entirety with the applicable Sections below:

11.1 TERM: The term of this Agreement (“Term”) begins July 1, 2005 and ends June 30, 2011, unless terminated earlier pursuant to the terms contained in this Agreement.

12.1 CHARGES AND PRICES: The prices for the Products, including taxes, shall be as set forth in Schedule C-1. SGP will charge P&G for Contract Manufacturing Services performed under this Agreement.

12.2	PRICE(S):

12.2.1 PRICING: Prices for service charge on Balchem are firm through June 30, 2008. Thereafter, OSGP may request a price change annually as of July 1st of each year, based upon the [*****] for the preceding Calendar Year for all toll or manufacturing costs. If the [*****] reflects a price increase, then OSGP may request an increase, not to exceed [*****]. Cost changes for Balchem associated with materials, without limitation by the [*****] will be passed through to P&G as set forth in Schedule C-3. Costs for service charge and materials in the “New Calcium” will be updated when the specifications, formula, process, and unit operations are finalized with no time limitation as to when this occurs.

12.2.2	CALCIUM PRICE TIER RECONCILIATION: Prior to the beginning of each P&G’s fiscal year the price applicable for such year shall be agreed upon by the Parties based on P&G’s non-binding, rolling twelve (12) month forecast of P&G’s demand for Calcium Product (“Forecasted Volume”). At the end of each Calendar Year, but no later than by the end of the first month of the next Calendar Year, the Parties shall agree on the units of Calcium Product actually released for shipment to P&G (“Purchased Volume”) and the price paid by P&G for units of Calcium Product released for shipment during such year shall be reconciled as follows: (i) if the price for the Forecasted Volume is greater than the price paid by P&G for the Purchased Volume, OSGP shall reimburse P&G the amount equal to the difference in price between the Forecasted Volume and the Purchased Volume times the Calcium Product released for shipment; or (ii) if the price for the Forecasted Volume is lower than the price paid by P&G for the Purchase Volume, P&G shall reimburse OSGP the amount equal to the difference in price between the Forecasted Volume and the Purchased Volume times the Calcium Product released for shipment.

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1st Amendment to P&GP OSGP-SARL CSMA dated 9-11-2006 .doc

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34 NOTICES: All notices required or permitted pursuant to this Agreement will be in writing and will be deemed to be properly given when actually received by the person entitled to receive the notice at the address stated below, or at such other address as a party may provide by notice to the other:

P&G:

Mailing		Delivery
Procter & Gamble Pharmaceuticals, SARL 47 Route de Saint-Georges 1213 Petit-Lancy 1, Switzerland Attention: Tania Zwicky		Procter & Gamble Pharmaceuticals, SARL 47 Route de Saint-Georges 1213 Petit-Lancy 1, Switzerland Attention: Tania Zwicky

OSGP:

Mailing: Outsourcing Services Group 50 Tice Boulevard	and	OSG Norwich Pharmaceuticals. Inc. 6826 State Highway 12
Woodcliff Lake, NJ 07677 Attention: CFO		Norwich, NY 13815 Attention: Christopher R. Calhoun, President

III. Add Sections 38, 39, 40, 41, and 42 as provided below:

38 GENERAL INSURANCE POLICY REQUIREMENTS: OSGP shall maintain and cause its subcontractors to maintain at their own expense the insurance coverage set forth in Section 38.1, entitled Insurance Coverage, in full force and effect during the Term of this Agreement with underwriters acceptable to P&G and having an A. M. Best’s rating of “A VIII” or better or its equivalent rating where not available. OSGP shall provide P&G with a copy of the Certificate(s) of Insurance. All insurance policies shall provide for a thirty (30) calendar days prior written notice to P&G in the event of termination, cancellation, non-renewal, or a material change to the requirements as set forth in this Article 38. All insurance policies shall be primary without right of contribution from any of P&G’s insurance carriers.

38.1 INSURANCE COVERAGE

38.1.1 Commercial General Liability including Products Completed Operations and Blanket Contractual “occurrence form” coverage with the following limits of liability: (i) $5,000,000 per occurrence combined single limit for Bodlly Injury and Property Damages; and (ii) minimum $5,000,000 limit of liability per occurrence for Products-Completed Operations, Product Liability and Contractual Liability to include liability assumed under this Agreement.

38.1.2 Workers Compensation will provide no-fault statutory benefits, as prescribed by the law of the state or countries in which the work is performed, to OSGP’s employees due to a job-related injury resulting from an accident or occupational disease. Employers’ Liability is to be provided in the minimum amount of $1,000,000 per occurrence for all sums that the insured becomes legally obligated to pay as damages because of bodily injury by accident or disease sustained by the insured arising out of and in the course of employment.

38.2 ADDITIONAL INSURED: The Commercial General Liability policy shall include P&G as Indemnitee (the “Indemnitee”) as additional insured in connection with the activities contemplated by the scope of this Agreement to be stated explicitly on the Certificate(s) of Insurance.

38.3 WAIVER OF SUBROGATION: OSGP hereby irrevocably and unconditionally waives and shall cause its insurers to irrevocably and unconditionally waive any rights of subrogation for claims against the Indemnitee to be documented to P&G’s satisfaction.

38.4 LIABILITY OF OSGP: OSGP’s compliance with this Section shall not relieve OSGP of any liability to the Indemnitee arising under any other provision of this Agreement except to the extent that such monies recovered are paid to the Indemnitee to reduce OSGP’s obligations to the Indemnitee. OSGP shall be liable for any and all deductibles it may incur in connection with any of the policies listed in this Article 38.

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1st Amendment to P&GP OSGP-SARL CSMA dated 9-11-2006 .doc

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39 EXPERIMENTAL ORDERS (“EO”, “EO’s”): P&G may from time to time require OSGP support to conduct EO’s in order to perform operations, test, develop new materials, processes, formulations or products, or to conduct similar development activities. OSGP will meet all reasonable requests to provide this support.

39.1 SCHEDULING: OSGP will meet P&G requests for EO support provided that the forecasts for such support are received by OSGP not later than thirty (30) days prior to the time the EO must begin as determined by P&G. This requirement notwithstanding, P&G will use its best efforts to provide a ninety (90) day forecast for all EO requirements. Furthermore, P&G must provide the relevant protocols, Standard Operating Procedures (SOPs), and other requirements necessary for the proper execution of the EO to OSGP no later than seven (7) business days prior to the scheduled start date of each EO. Notwithstanding the foregoing, if P&G is unable to meet these scheduling forecast requirements for an EO, OSGP will use its best efforts to provide the resources necessary to conduct the EO.

39.2 MATERIALS HANDLING: Unless agreed to otherwise by the parties, the procedures and responsibilities for the ordering, receiving, testing, handling, storage, removal and disposal of all raw and packaging materials for an EO will be in accordance with the same procedures and responsibilities for the ordering, receiving, testing, handling, storage, dispensing, release, removal and disposal of all raw and packaging materials for Products in this Agreement.

39.3 SECURITY: OSGP will take all reasonable and necessary precautions within its control to ensure that third parties other than P&G and OSGP cannot observe or otherwise determine P&G’s activities or intentions with regard to the EOs. Such precautions may include but are not limited to preventing such third parties from observing schedules, raw and packaging materials, specifications, logbooks, batch records, finished product, shipments, procedures, instructions or other similar activities, postings or materials that would allow such third parties to determine the nature, or intended outcomes of such EOs.

39.4 COST PROPOSAL: Within ten (10) business days of OSGP’s receipt of a forecast from P&G for an EO and sufficient information from P&G to determine OSGP’s costs for conducting the EO, OSGP shall provide P&G with a cost proposal and plan for conducting such EO. [*****]

39.5 INVOICE: OSGP will invoice P&G for each EO upon completion and distribution of the final reports associated with that EO. Payment terms for EO’s will be 30 days from P&G’s receipt of a properly completed invoice.

40 [*****]

41 OSGP DIVERSITY PROGRAM: If OSGP has operations (production, sales, administrative) physically located in the United States of America which are involved in OSGP’s performance under this Agreement, then OSGP is expected to develop procurement and contracting strategies aimed at meeting the goals of P&G’s minority business development program (a.k.a. Supplier Diversity Program). Such strategies shall include sourcing methods, goals, reporting and efforts to encourage sub-contractors’ use of minority vendors. OSGP shall use its best commercial efforts that the use of such minority vendors shall reach or exceed 10% of the price. OSGP shall report to P&G the amount of such minority vendor spending quarterly.

42 BUSINESS CONTINGENCY PLAN: Within sixty (60) calendar days of P&G’s request, OSGP shall develop, draft and then submit to P&G for P&G’s approval a “business contingency plan” detailing supply assurance plans in

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1st Amendment to P&GP OSGP-SARL CSMA dated 9-11-2006 .doc

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the event that a force majeure were to occur during the Term of this Agreement. P&G also maintains the right to award up to 30% of its Calcium Product requirements to an alternate source in part to maintain sufficient supply assurance to meet its needs in the event of force majeure.

Accepted and Agreed to:

OSG Norwich Pharmaceuticals, Inc.		Procter & Gamble Pharmaceuticals, S.A.R.L.

By:	/s/ Christopher R. Calhoun	By:	/s/ Alasdair D McGregor

Name:	Christopher R. Calhoun	Name:	Alasdair D McGregor
Title:	President	As:	Associate Director, ESO Purchases
	OSG Norwich Pharmaceuticals, Inc.		Procter & Gamble, Pharmaceuticals S.A.R.L.

Date:	10 November 2006	Date:	14th November 2006

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1st Amendment to P&GP OSGP-SARL CSMA dated 9-11-2006 .doc

Schedule C-1

Years 06/07 and 07/08 Line Item Pricing	7/10/06

Material No.	Description	UOM	Campaign Assumptions	06/07 and 07/08 Item Pricing
Manufacturing only, no packaging step

15121219	Calcium Carb Tabs (Belchem)	Kg	25 lots	Schedule C-2
TBD	Calcium Carb Tabs (New Formula w/C)	Kg	25 lots	Schedule C-2
TBD	Calcium Carb Tabs (New Formula w/D)	Kg	25 lots	Schedule C-2

OSG Norwich	7/10/2006

Restricted and Highly Confidential

Full Pricing w/ “All” included – (per kg pricing)

MM tabs/year		Kgs/Year @ ave AGW		Balchem SARLw/ [*****]		New Calcium w/o D SARL		New Calcium w/ D SARL		Pricing Includes
					Yes		Yes		Yes	Mfg Costs
					No		No		No	Finished Product Testing
					Yes		Yes		Yes	Raw Mats
					Yes		Yes		Yes	QS Items
					Yes		Yes		Yes	SARL Shipping Materials
					Yes		Yes		Yes	W&S

NON-SCALE UP PRICING
0	99	0	141,372	$	[*****]	$	[*****]	$	[*****]
100	200	142,800	285,600	$	[*****]	$	[*****]	$	[*****]
200	300	285,600	428,400	$	[*****]	$	[*****]	$	[*****]
300	400	428,400	571,200	$	[*****]	$	[*****]	$	[*****]
400	& up	571,200	& up	$	[*****]	$	[*****]	$	[*****]

SCALE UP PRICING (NPI FUNDED CAPITAL)
0	99	0	141,372			$	[*****]	$	[*****]
100	200	142,800	285,600			$	[*****]	$	[*****]
200	300	285,600	428,400			$	[*****]	$	[*****]
300	400	428,400	571,200			$	[*****]	$	[*****]
400	& up	571,200	& up			$	[*****]	$	[*****]

SCALE UP PRICING WITH [*****] ON SERVICE REVENUE (PGP FUNDED CAPITAL)
0	99	0	141,372			$	[*****]	$	[*****]
100	200	142,800	285,600			$	[*****]	$	[*****]
200	300	285,600	428,400			$	[*****]	$	[*****]
300	400	428,400	571,200			$	[*****]	$	[*****]
400	& up	571,200	& up			$	[*****]	$	[*****]

Schedule C-3	Restricted and Highly Confidential

Material Cost Breakdown for SARL Calcium

7/14/2006

New Calcium

Description	Approximate % of total cost	Material Cost

Calcium granulation	[*****]%	$	[*****] / kg

Opadry Coating (1)	[*****]%	$	[*****] / kg

Miscellaneous materials	[*****]%	$	[*****] / kg

Balchem Calcium

Description	Approximate % of total cost	Material Cost

Calcium granulation	[*****]%	$	[*****] / kg

Opadry Coating (1)	[*****]%	$	[*****] / kg

Miscellaneous materials (includes Opadry)	[*****]%	$	[*****] / kg